SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



           Date of report (Date of
           earliest event reported):                   September 13, 2000


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                    000-21261                  13-3787366
    (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction                File Number)               Identification No.)
    of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

                  Registrant's telephone number, including area
                               code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

EXTENSION OF EXCHANGE OFFER.
---------------------------

         On October 5, 2000, Viatel, Inc. (the "Company") extended its offer to exchange its outstanding 12.75% Senior Euro Notes Due 2008 for a like principal amount of its 12.75% Senior Euro Notes Due 2008, which have been registered under the Securities Act of 1933. The exchange offer has been extended through 5:00 p.m., New York City time, on October 20, 2000. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

NTFC CAPITAL CORPORATION CREDIT FACILITY.
----------------------------------------

         On September 13, 2000, NTFC Capital Corporation ("NTFC") further extended, until October 30, 2000, the date by which a decision must be made as to whether to consent to the change of control that resulted from the Company's December 1999 acquisition of Destia Communications, Inc. Before October 30, 2000, the Company will be required to either (i) obtain a further extension of the consent date, (ii) prepay the outstanding amounts owed at a premium of not more than 102% of the amount outstanding or (iii) negotiate a new credit facility. The Company's intent is to negotiate a new credit facility with NTFC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     The following exhibit is filed with this Report.

Exhibit No.                Description.

99.1                       Press release dated October 5, 2000



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VIATEL, INC.



Date:  October 5, 2000.            By: /S/   JAMES P. PRENETTA
                                       -----------------------------------------
                                       Name:   James P. Prenetta
                                       Title:  Senior Vice President and General
                                               Counsel


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                                  EXHIBIT INDEX




Exhibit No.                Description.

99.1                       Press release dated October 5, 2000